Exhibit 99.1
                                ------------





BEAR STEARNS                                           BEAR, STEARNS & CO. INC.
ATLANTA o BOSTON o CHICAGO                        ASSET-BACKED SECURITIES GROUP
DALLAS o LOS ANGELES o NEW YORK o                               245 Park Avenue
SAN FRANCISCO                                              New York, N.Y. 10167
FRANKFORT o GENEVA o HONG KONG            (212) 272-2000;  (212) 272-7294   fax
LONDON o PARIS o TOKYO



                                FAX TRANSMITTAL
                            Computational Material
                 AMERICAN RESIDENTIAL HOME EQUITY LOAN TRUST,
                                 SERIES 1998-1

------------------------------------------------------------------------------
FAX TO:                                                           DATE: 6/22/98
COMPANY                                              # PAGES (incl. cover): 25
FAX NO:                                                                PHONE NO:

-------------------------------------------------------------------------------
FROM:                                                                PHONE NO:
-------------------------------------------------------------------------------

     STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES,
                             AND OTHER INFORMATION

The information contained in the attached materials (the "Information") may include various forms of performance analysis, security characteristics and securities pricing estimates for the securities addressed. Please read and understand this entire statement before utilizing the Information. The Information is provided solely by Bear Stearns, not as agent for any issuer, and although it may be based on data supplied to it by an issuer, the issuer has not participated in its preparation and makes no representations regarding its accuracy or completeness. Should you receive Information that refers to the "Statement Regarding Assumptions and Other Information," please refer to this statement instead.

The Information is illustrative and is not intended to predict actual results which may differ substantially from those reflected in the Information. Performance analysis is based on certain assumptions with respect to significant factors that may prove not to be as assumed. You should understand the assumptions and evaluate whether they are appropriate for your purposes. Performance results are based on mathematical models that use inputs to calculate results. As with all models, results may vary significantly depending upon the value of the inputs given. Inputs to these models include but are not limited to: prepayment expectations (economic prepayment models, single expected lifetime prepayments or a vector of periodic prepayments), interest rate assumptions (parallel and nonparallel changes for different maturity instruments), collateral assumptions (actual pool level data, aggregated pool level data, reported factors or imputed factors), volatility assumptions (historically observed or implied current) and reported information (paydown factors, rate resets, and trustee statements). Models used in any analysis may be proprietary making the results difficult for any third party to reproduce. Contact your registered representative for detailed explanations of any modeling techniques employed in the Information.

The Information addresses only certain aspects of the applicable security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the security, including call events and cash flow priorities at all prepayment speeds and/or interest rates. You should consider whether the behavior of these securities should be tested as assumptions different from those included in the Information. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances. Any investment decision should be based only on the data in the prospectus and the prospectus supplement or private placement memorandum (Offering Documents) and the then current version of the Information. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current.. Contact your registered representative for Offering Documents, current Information or additional materials, including other models for performance analysis, which are likely to produce different results, and any further explanation regarding the Information.

Any pricing estimates Bear Stearns has supplied at your request (a) represent our view, at the time determined, of the investment value of the securities between the estimated bid and offer levels, the spread between which may be significant due to market volatility or illiquidity, (b) do not constitute a bid by any person for any security, (c) may not constitute prices at which the securities could have been purchased or sold in any market, (d) have not been confirmed by actual trades, may vary from the value Bear Stearns assigns any such security while in its inventory, and may not take into account the size of a position you have in the security, and (e) may have been derived from matrix pricing that uses data relating to other securities whose prices are more readily ascertainable to produce a hypothetical price based on the estimated yield spread relationship between the securities.

GENERAL  INFORMATION:  The data  underlying the  Information has been obtained from sources that we believe are reliable, but we do not guarantee the accuracy of the underlying data or computations based thereon. Bear, Stearns. and/or individuals thereof may have positions in these securities while the Information is circulating or during such period may engage in transactions with the issuer or its affiliates. We act as principal in transactions with you, and accordingly, you must determine the appropriateness for you of such transactions and address any legal, tax, or accounting considerations applicable to you. Bear Stearns shall not be a fiduciary or advisor unless we have agreed in writing to receive compensation specifically to act in such capacities. If you are subject to ERISA, the Information is being furnished on the condition that it will not form a primary basis for any investment decision. The Information is not a solicitation of any transaction in securities which may be made only by prospectus when required by law, in which event you may obtain such prospectus from Bear Stearns.


-------------------------------------------------------------------------------
                            Computational Material
          American Residential Home Equity Loan Trust, Series 1998-1

-------------------------------------------------------------------------------


                              OFFERED CERIFICATES


                                                                 AVERAGE     MODIFIED     PRINCIPAL      PRINCIPAL
                         EXPECTED                                 LIFE       DURATION       WINDOW        WINDOW        EXPECTED
           CLASS          RATINGS     APPROXIMATE    EXPECTED   (TO CALL)   (TO CALL)    (TO MATURITY)   (TO CALL)       FINAL
CLASS   DESCRIPTION     S&P/FITCH        SIZE        COUPON      (YEARS)     (YEARS)       IN MONTHS     IN MONTHS    (TO MATURITY)

 A        Senior         AAA/AAA      $84,500,000      TBD        2.60         2.22          211             94           1/25/16
M-1      Mezzanine        AA/AA         6,770,000      TBD        5.21         4.26          132             56           8/25/12
M-2      Mezzanine         A/A          4,260,000      TBD        5.18         4.21          113             57          12/25/10
 B       Subordinate     BBB/BBB        3,411,000      TBD        5.16         4.11           91             58           1/25/09


             TARGET
          SUBORDINATION %
          (INCLUDES OC TO
 CLASS       TARGET)
  A           33.59
 M-1          19.91
 M-2          11.29
  B            4.40



VARIABLE RATE CERTIFICATES:

  O       The Classes are backed by the adjustable rate mortgage loans.


  O       All Classes are priced to call.

  O Classes are payable monthly on the 25th (Actual/360) starting 7/27/98 with accrual from Settlement Date. Classes reset monthly to one month LIBOR plus their respective margins subject to the available funds cap with no delay.

  O Optional Call is 10% of Initial Balance. If the loans are not called, the Certificate Margin on the Class A Certificates will increase by a multiple of 2x and Class M-1, Class M-2 and Class B Certificates will increase by a multiple of 1.5x, with such coupons also being subject to the available funds cap.

  O       Adjustable rate mortgage loans pricing speeds: 25% CPR constant.

STRUCTURE SUMMARY:

  O Credit enhancement is provided using excess cash, overcollateralization and subordination. The initial
          Overcollateralization Amount is equal to 0.00% of the sum of the Cut-off Date Pool Principal Balance. The Required
          Overcollateralization Amount is equal to 2.20% of the Cut-off Date Pool Principal Balance.

  O On each Distribution Date (a) before the Stepdown Date or (b) with which a Trigger Event is in effect, the Principal Distribution Amount will be distributed sequentially to the Class A, Class M-1, Class M-2 and Class B Certificates, in that order, until each Certificate Principal Balance of each such class has been reduced to zero.

  O Following the occurrence of the Stepdown Date and so long as no Trigger Event is in effect, the Class A Certificates receive 100% of the Principal Distribution Amount until the Required Overcollateralization Amount is reached. At the point when this event occurs, the Class B Certificate will have 4.40% subordination, the Class M-2 Certificate will have 11.29% subordination, the Class M-1 Certificate will have 19.91% subordination and the Class A Certificates will have 33.59% subordination. The Certificates will be paid in the proper proportions to keep these subordination levels in line until the Overcollateralization Amount reaches a floor equal to 0.50% of the sum of the Cut-off Date Pool Principal Balance. At and after that point, the Overcollateralization Amount will remain constant at that floor.

  0 The Class R Certificate will represent the "non-economic" (i.e. tax) residual and will have a face amount of $1,000.

  0 The Class X Certificate, which is not offered, will get all excess cash if any, on each Distribution Date after payment to the Class A, Class M-1, Class M-2 and Class B Certificates of all amounts to which they are entitled.


Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.
                                                       BEAR STEARNS


-------------------------------------------------------------------------------
                            Computational Material
          American Residential Home Equity Loan Trust, Series 1998-1

-------------------------------------------------------------------------------

                               SUMMARY OF TERMS

SELLER: American Residential Holdings, Inc, a wholly owned subsidiary of American Residential Real Estate Investment Trust, a REIT.

DEPOSITOR:                  Bear Stearns Asset Backed Securities, Inc. (Bear
                            Stearns shelf entity)

ORIGINATOR AND
MASTER SERVICER:            Countrywide Home Loans, Inc.

TRUSTEE:                    Bankers Trust Company of California, N.A.

OFFERING:                   Public; $98,942,000 subject to a variance of plus
                            or minus 5.0%.

SOLE MANAGER:               Bear, Stearns & Co. Inc.

CUT-OFF DATE:               June 1, 1998

PRICING DATE:               June [24], 1998
EXPECTED

SETTLEMENT:                 June [30], 1998

REGISTRATION:               Book-entry form through DTC, Euroclear or CEDEL.

COLLECTION
PERIOD: From the 16th of the prior month to the 15th of the current month, except for the first period, which shall be from the Cut-off Date of June 1, 1998.

ACCRUAL
PERIOD: For any Distribution Date, the period commencing from the immediately preceding Distribution Date (or in the case of the first Distribution Date, the Closing Date) and ending on the day immediately preceding such Distribution Date.

DISTRIBUTION
DATE: The 25th of each month (or next succeeding business day), beginning Monday July 27, 1998.

INTEREST
CALCULATION:                Classes are payable monthly starting 7/27/98.
                            Classes accrue interest monthly on an actual/360 basis. The pass-through rate for the Classes will be equal to the lesser of (i) One-Month LIBOR plus their respective lower margins in the case of each Distribution Date through and including the Distribution Date on which the aggregate principal balance of the Mortgage Loans is reduced to 10% or less of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date, or One-Month LIBOR plus their respective higher margins, in case of any Distribution Date thereafter or (ii) the Available Funds Cap.

AVAILABLE
FUNDS CAP:                  The Classes will be subject to an Available
                            Funds Cap equal to the weighted average of the Loan Rates on the Mortgage Loans as of the second day of the month preceding the month of such Distribution Date less an amount, equal to the sum of the Servicing Fee Rate and the Trustee Fee
                            Rate.

OPTIONAL CALL:              10% optional clean-up call at the option of the
                            Class R Certificateholders.

DENOMINATIONS:              $25,000 minimum and integral multiples of $1 in
                            excess thereof.

TAX STATUS:                 REMIC



ERISA: The Class A Certificates only will be ERISA eligible. Prospective pension plan investors should consult their own counsel with respect to an investment in the Offered Certificates. The Class M-1, Class M-2 and Class B Certificates will not be ERISA eligible.

SMMEA: The Class A Certificates and Class M-1 Certificates WILL constitute "mortgage related securities" for purposes of SMMEA. The Class M-2 Certificates and Class B Certificates WILL NOT constitute "mortgage related securities" for purposes of SMMEA.

RATING
AGENCIES:                   S&P and Fitch IBCA

MORTGAGE
LOANS: 939 conventional, fully-amortizing, first lien, "2/28" Six-Month LIBOR indexed adjustable rate closed end, one- to four-family residential mortgage loans, with remaining terms to maturity ranging from approximately 353 months to 359 months.

                            The mortgage loans are comprised of 939 loans with an approximate balance of $98,942,227 as of the Cut-off Date. The balance of the pool as of the Closing date is subject to a permitted variance of 5%+/-.




Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.
                                                              BEAR STEARNS



-------------------------------------------------------------------------------
                            Computational Material
          American Residential Home Equity Loan Trust, Series 1998-1

-------------------------------------------------------------------------------

                               SUMMARY OF TERMS

                                                     SENSITIVITY TABLES


Class A-1 (to maturity)                     0%      10.00%      20.00%      25.00%      30.00%      40.00%
% CPR
Average Life (years)                     20.63        6.96        3.64        2.84        2.27        1.44
Modified Duration (years)                10.99        4.81        2.88        2.34        1.92        1.28

First Principal Payment               07/25/98    07/25/98    07/25/98    07/25/98    07/25/98    07/25/98
Last Principal Payment                04/25/28    06/25/27    03/25/20    01/25/16    12/15/12    09/25/08
Principal Lockout (months)                   0           0           0           0           0           0
Principal Window (months)                  358         348         261         211         174         123
Illustrative Yield @ Par (Act/360)       6.01%       6.01%       6.02%        6.02%      6.02%       6.03%



Class M-1 (to maturity)                     0%      10.00%      20.00%      25.00%      30.00%      40.00%
% CPR

Average Life (years)                     27.35       13.65        7.19        5.76        4.99        4.75
Modified Duration (years)                12.76        8.53        5.40        4.55        4.08        3.98
First Principal Payment               09/25/22    09/25/04    07/25/01    09/25/01    11/25/01    04/25/02
Last Principal Payment                03/25/28    10/25/25    03/25/16    09/25/12    01/25/10    08/25/06
Principal Lockout (months)                 290          74          36          38          40          45
Principal Window (months)                   67         254         177         132          99          53
Illustrative Yield @ Par (Act/360)       6.32%       6.33%       6.34%        6.34%      6.34%       6.34%



Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.
                                                              BEAR STEARNS


-------------------------------------------------------------------------------
                            Computational Material
          American Residential Home Equity Loan Trust, Series 1998-1

-------------------------------------------------------------------------------


                               SUMMARY OF TERMS

                                                     SENSITIVITY TABLES





Class M-2 (to maturity)                     0%      10.00%      20.00%      25.00%      30.00%      40.00%
% CPR
Average Life (years)                     27.34       13.56        7.08        5.64        4.79        4.08
Modified Duration (years)                12.49        8.40        5.31        4.45        3.92        3.47
First Principal Payment               09/25/22    09/25/04    07/25/01    08/25/01    09/25/01    11/25/01
Last Principal Payment                02/25/28    05/25/24    03/25/14    12/25/10    08/25/08    08/25/05
Principal Lockout (months)                 290          74          36          37          38          40
Principal Window (months)                   66         237         153         113          84          46
Illustrative Yield @ Par (Act/360)       6.53%       6.54%       6.55%        6.55%      6.55%       6.55%



Class B-1 (to maturity)                    0%      10.00%      20.00%      25.00%      30.00%      40.00%
% CPR

Average Life (years)                    27.31       13.20        6.79        5.38        4.55        3.73
Modified Duration (years)               11.68        7.98        5.05        4.23        3.70        3.16
First Principal Payment              09/25/22    09/25/04    07/25/01    07/25/01    07/25/01    08/25/01
Last Principal Payment               12/25/27    02/25/22    11/25/11    01/25/09    01/25/07    07/25/04
Principal Lockout (months)                290          74          36          36          36          37
Principal Window (months)                  64         210         125          91          67          36
Illustrative Yield @ Par (Act/360)      7.21%       7.22%       7.23%        7.23%      7.23%       7.23%



Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.
                                                              BEAR STEARNS



-------------------------------------------------------------------------------
                            Computational Material
          American Residential Home Equity Loan Trust, Series 1998-1

-------------------------------------------------------------------------------

                               SUMMARY OF TERMS

                                                     SENSITIVITY TABLES


Class A-1 (to call)                         0%      10.00%      20.00%      25.00%      30.00%      40.00%
% CPR


Average Life (years)                     20.60        6.62        3.34        2.60        2.07        1.31
Modified Duration (years)                10.98        4.72        2.75        2.22        1.81        1.19
First Principal Payment               07/25/98    07/25/98    07/25/98    07/25/98    07/25/98    07/25/98
Last Principal Payment                06/25/27    07/25/17    06/25/08    04/25/06    11/25/04    12/25/02
Principal Lockout (months)                   0           0           0           0           0           0
Principal Window (months)                  348         229         120          94          77          54
Illustrative Yield @ Par (Act/360)       6.01%       6.01%       6.01%       6.01%       6.01%       6.01%



Class M-1 (to call)                        0%      10.00%      20.00%      25.00%      30.00%      40.00%
% CPR

Average Life (years)                    27.26       12.83        6.52        5.21        4.55        4.32
Modified Duration (years)               12.74        8.32        5.09        4.26        3.82        3.68
First Principal Payment              09/25/22    09/25/04    07/25/01    09/25/01    11/25/01    04/25/02
Last Principal Payment               06/25/27    07/25/17    06/25/08    04/25/06    11/25/04    12/25/02
Principal Lockout (months)                290          74          36          38          40          45
Principal Window (months)                  58         155          84          56          37           9
Illustrative Yield @ Par (Act/360)      6.32%       6.32%       6.32%       6.32%       6.32%       6.32%



Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.
                                                                  BEAR STEARNS



-------------------------------------------------------------------------------
                            Computational Material
          American Residential Home Equity Loan Trust, Series 1998-1

-------------------------------------------------------------------------------

                               SUMMARY OF TERMS


                                                     SENSITIVITY TABLES


Class M-2 (to call)                         0%      10.00%      20.00%      25.00%      30.00%      40.00%
% CPR

Average Life (years)                     27.26       12.83        6.52        5.18        4.43        3.82
Modified Duration (years)                12.48        8.21        5.05        4.21        3.71        3.29
First Principal Payment               09/25/22    09/25/04    07/25/01    08/25/01    09/25/01    11/25/01
Last Principal Payment                06/25/27    07/25/17    06/25/08    04/25/06    11/25/04    12/25/02
Principal Lockout (months)                 290          74          36          37          38          40
Principal Window (months)                   58         155          84          57          39          14
Illustrative Yield @ Par (Act/360)       6.35%       6.53%       6.53%       6.53%       6.53%       6.53%



Class B-1 (to call)                        0%      10.00%      20.00%      25.00%      30.00%      40.00%
% CPR

Average Life (years)                    27.26       12.82        6.51        5.16        4.37        3.61
Modified Duration (years)               11.68        7.88        4.93        4.11        3.60        3.07
First Principal Payment              09/25/22    09/25/04    07/25/01    07/25/01    07/25/01    08/25/01
Last Principal Payment               06/25/27    07/25/17    06/25/08    04/25/06    11/25/04    12/25/02
Principal Lockout (months)                290          74          36          36          36          37
Principal Window (months)                  58         155          84          58          41          17
Illustrative Yield @ Par (Act/360)      7.21%       7.21%       7.21%       7.21%       7.21%       7.21%



                            Computational Material
          American Residential Home Equity Loan Trust, Series 1998-1

                              COLLATERAL SUMMARY

O collateral statistics are based on the pool as of 6/l/98 ("Cut-Off Date"). The statistics of the pool as of the Closing Date may vary, subject to a permitted variance of 5% of the total outstanding balance.

        Cut-off Date                                       6/l/98

    Total Outstanding Balance:          $98,942,226.82
    Number of Loans:                    939
    Average Remaining Balance:          $105,369.78
    Interest Rate Index:                100% 2/28 6-month LIBOR ARMs
    Amortization Method:                100% Fully Amortizing
    WA Gross Coupon:                    9.32% (range: 6.75% - 14.125%)
    WA Gross Margin / WA Life Cap:      6.214% /16.274%
    WA Periodic Interest                1.471%
    Rate Caps:

    WA Months to Roll:                  22 months
    Original Weighted                   360 (range: 360 - 360 months)
    Average Term:

    Remaining Weighted                  358 (range: 353 - 359 months)
    Average Term:

    Seasoning:                          2.05 months (range: 1 - 7 months)
    Lien Position:                      100% first lien
    Original LTV Ratio:                 75.37% (range: 13.33% - 90.00%)
    Original CLTV Ratio:                N/A

    Credit Grade:                       45.56% A+, 24.36% A-, 17.88% B,
                                        7.46% C, 3.55 % C-, 1.19% D

    Documentation:                      69.93% full/alt doc, 27.50% limited
                                        doc, 2.57% no doc

    Property Type:                      79.22% single family, 12.88% PUD,
                                        4.16% 2-4 family, 3.08% condo,
                                        0.67% manufactured housing

    Owner Occupancy:                    93.14% owner occupied, 5.92%
                                        investor owned, 0.94% second home

    Loan Purpose:                       50.19% refi/cash-out, 17.05% refi ,
                                        32.50% purchase, 0.26% other

    Geographic Distribution:            CA (14.27%), MI (7.67%), OH
                                        (5.43%), FL (5.43%), with all other
                                        remaining states under 5.00%

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" befOre using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Steams & Co. Inc.
                                                                  BEAR STEARNS

                            Computational Material
          American Residential Home Equity Loan Trust, Series 1998-1

ADJUSTABLE RATE COLLATERAL

Distribution by Product Type
                                                                  Percentage of
                                   Number of    Aggregate Loan   Aggregate Loan
            Prodct Type    Home Equity Loans           Balance          Balance

   "2/28" 6 month LIBOR                  939     98,942,226.82          100.00%
                          -----------------------------------------------------
                  Total                  939    $98,942,226.82          100.00%
                          =====================================================

Distribution by Lien Position
                                                                 Percentage of
                                  Number of    Aggregate Loan   Aggregate Loan
         Lien Position    Home Equity Loans           Balance          Balance

            First Lien                  939     98,942,226.82          100.00%
                          -----------------------------------------------------
            Total                       939    $98,942,226.82          100.00%
                          =====================================================


Distribution by Type of Amortization

                                                                 Percentage of
                                  Number of    Aggregate Loan   Aggregate Loan
   Type of Amortization   Home Equity Loans           Balance          Balance

       Fully Amortizing                 939     98,942,226.82          100.00%
                          ----------------------------------------------------
           Total                        939    $98,942,226.82          100.00%
                          ====================================================


Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" befOre using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Steams & Co. Inc.

                                                                  BEAR STEARNS



                            Computational Material
          American Residential Home Equity Loan Trust, Series 1998-1

ADJUSTABLE RATE COLLATERAL

Distribution by Current Loan Balance

                                                                                 Percentage of
                 Percent                   Number of       Aggregate Loan       Aggregate Loan
         Coupon Buy Down           Home Equity Loans              Balance              Balance
       $0.00 - 25,000.00                          20           409,674.39                0.41%
    25,00.01 - 50,000.00                         161         6,356,111.04                6.42%
    50,00.01 - 75,000.00                         231        14,287,190.41               14.44%
   75,00.01 - 100,000.00                         173        15,119,815.45               15.28%
  100,00.01 - 125,000.00                         104        11,707,269.47               11.83%
  125,00.01 - 150,000.00                          63         8,540,655.01                8.63%
  150,00.01 - 175,000.00                          44         7,078,942.01                7.15%
  175,00.01 - 200,000.00                          52         9,791,311.18                9.90%
  200,00.01 - 250,000.00                          47        10,408,747.74               10.52%
  250,00.01 - 300,000.00                          18         4,871,004.62                4.92%
  300,00.01 - 350,000.00                          12         3,933,688.16                3.98%
  350,00.01 - 400,000.00                           5         1,908,181.17                1.93%
  400,00.01 - 450,000.00                           1           438,148.26                0.44%
  450,00.01 - 500,000.00                           5         2,416,710.15                2.44%
  500,00.01 - 550,000.00                           2         1,044,080.04                1.06%
  600,00.01 - 650,000.00                           1           630,697.72                0.64%
                                   -----------------------------------------------------------
                   Total                         939       $98,942,226.82              100.00%
                                   ===========================================================

                                            Minimum:           $13,592.77
                                            Maximum:          $630,697.72
                                   Weighted Average:          $105,369.78





 Distribution by Original Term to Maturity


                                                                             Percentage of
       Original                            Number of    Aggregate Loan      Aggregate Loan
       Term (a)                    Home Equity Loans           Balance             Balance

   301 to 360 months                             939     98,942,226.82            100.00%
                                     ----------------------------------------------------
                                                 939    $98,942,226.82            100.00%
                                     ====================================================
                                         (a) decimals have been truncated.

                                            Minimum:             360
                                            Maximum:             360
                                   Weighted Average:             360


Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" befOre using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Steams & Co. Inc.

                                                                  BEAR STEARNS



                            Computational Material
          American Residential Home Equity Loan Trust, Series 1998-1

ADJUSTABLE RATE COLLATERAL

  Distribution by Remaining Term to Maturity




                                                                              Percentage of
       Remaining                            Number of    Aggregate Loan      Aggregate Loan
        Term (a)                    Home Equity Loans           Balance             Balance

   301 to 360 months                              939     98,942,226.82             100.00%
                                     ------------------------------------------------------
                                                  939    $98,942,226.82             100.00%
                                     ======================================================
                                         (a) decimals have been truncated.

                                             Minimum:               353
                                             Maximum:               359
                                    Weighted Average:               358


  Distribution by Months of Seasoning



                                                                              Percentage of
        Months of                           Number of    Aggregate Loan      Aggregate Loan
     Seasoning (a)                  Home Equity Loans           Balance             Balance

     0 - 1 months                                 141     14,648,165.97              14.80%
     2 - 12 months                                798     84,294,060.85              85.20%
                                    -------------------------------------------------------
                      Total                       939    $98,942,226.82             100.00%
                                    =======================================================
                                    (a) decimals have been truncated.

                                             Minimum:              1.00
                                             Maximum:              7.00
                                    Weighted Average:              2.05


Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" befOre using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Steams & Co. Inc.

                                                                  BEAR STEARNS




                            Computational Material
          American Residential Home Equity Loan Trust, Series 1998-1

ADJUSTABLE RATE COLLATERAL

Distribution by Coupon Rate

                                                                            Percentage of
             Coupon                   Number of       Aggregate Loan       Aggregate Loan
               Rate           Home Equity Loans              Balance              Balance
    6.001% - 7.000%                           3           372,193.73                0.38%
    7.001% - 8.000%                          72         8,770,365.48                8.86%
    8.001% - 9.000%                         289        37,544,715.72               37.95%
   9.001% - 10.000%                         312        32,044,679.01               32.39%
   10.001% -11.000%                         170        14,638,947.47               14.80%
   11.001% -12.000%                          60         3,806,707.64                3.85%
  12.001% - 13.000%                          29         1,550,409.07                1.57%
   13.001% -14.000%                           3           142,221.44                0.14%
   14.001% -15.000%                           1            71,987.26                0.07%
                            -------------------------------------------------------------
              Total                         939       $98,942,226.82              100.00%
                            =============================================================

                                       Minimum:                6.75%
                                       Maximum:               14.13%
                              Weighted Average:                9.32%



Distribution by Gross Margin


                                                                            Percentage of
     Range of Gross                   Number of        Aggregate Loan      Aggregate Loan
             Margin           Home Equity Loans               Balance             Balance

     0.00% -  5.00%                          22          1,744,201.34               1.76%
     5.00% -  6.00%                         431         45,652,427.26              46.14%
     6.00% -  7.00%                         387         43,669,607.15              44.14%
     7.00% -  8.00%                          90          7,022,397.29               7.10%
     8.00% -  9.00%                           7            524,748.63               0.53%
     9.00% - 10.00%                           1            104,000.00               0.11%
    10.00% - 11.00%                           1            224,845.15               0.23%
                            -------------------------------------------------------------
           Total                            939        $98,942,226.82             100.00%
                            =============================================================


                                        Minimum:                3.00%
                                        Maximum:               10.25%
                               Weighted Average:                6.21%




Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Steams & Co. Inc.

                                                                  BEAR STEARNS

                            Computational Material
          American Residential Home Equity Loan Trust, Series 1998-1

ADJUSTABLE RATE COLLATERAL

 Distribution by Initial Periodic Cap



                                                                            Percentage of
           Range of                   Number of        Aggregate Loan      Aggregate Loan
Initial Periodic Cap          Home Equity Loans               Balance             Balance

     0.000% -1.000%                           9            636,210.97               0.64%
    1.001% - 1.500%                         872         91,486,770.04              92.46%
    2.501% - 3.000%                          58          6,819,245.81               6.89%
                              -----------------------------------------------------------
              Total                         939        $98,942,226.82             100.00%
                              ===========================================================


                                       Minimum:                 1.00%
                                       Maximum:                 3.00%
                              Weighted Average:                 1.60%


 Distribution by Periodic Cap



                                                                            Percentage of
           Range of                   Number of        Aggregate Loan      Aggregate Loan
       Periodic Cap           Home Equity Loans               Balance             Balance
    0.000% - 1.000%                       55          5,688,289.31               5.75%
    1.001% - 1.500%                      884         93,253,937.51              94.25%
                              -----------------------------------------------------------
              Total                      939        $98,942,226.82             100.00%
                              ===========================================================
                                       Minimum:                 1.00%
                                       Maximum:                 1.50%
                              Weighted Average:                 1.47%


Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Steams & Co. Inc.

                                                                  BEAR STEARNS

                            Computational Material
          American Residential Home Equity Loan Trust, Series 1998-1

ADJUSTABLE RATE COLLATERAL

 Distribution by Minimum Coupon Rate


                                                                            Percentage of
     Minimum Coupon                   Number of        Aggregate Loan      Aggregate Loan
               Rate           Home Equity Loans               Balance             Balance
   6.001% -  7.000%                           3            372,193.73               0.38%
   7.001% -  8.000%                          72          8,770,365.48               8.86%
   8.001% -  9.000%                         289         37,544,715.72              37.95%
   9.001% - 10.000%                         312         32,044,679.01              32.39%
  10.001% - 11.000%                         170         14,638,947.47              14.80%
  11.001% - 12.000%                          60          3,806,707.64               3.85%
  12.001% - 13.000%                          29          1,550,409.07               1.57%
  13.001% - 14.000%                           3            142,221.44               0.14%
  14.001% - 15.000%                           1             71,987.26               0.07%
                              -----------------------------------------------------------
              Total                         939        $98,942,226.82             100.00%
                              ===========================================================

                                       Minimum:                 6.75%
                                       Maximum:                14.13%
                              Weighted Average:                 9.32%



 Distribution by Maximum Coupon Rate



                                                                            Percentage of
     Maximum Coupon                   Number of        Aggregate Loan      Aggregate Loan
               Rate           Home Equity Loans               Balance             Balance

  13.001% - 14.000%                           4            557,098.84               0.56%
  14.001% -15.000%                           86         10,659,902.34              10.77%
  15.001% - 16.000%                         284         36,967,068.93              37.36%
  16.001% - 17.000%                         306         30,966,889.67              31.30%
  17.001% - 18.000%                         171         14,561,979.87              14.72%
  18.001% - 19.000%                          55          3,464,669.40               3.50%
  19.001% - 20.000%                          29          1,550,409.07               1.57%
  20.001% - 21.000%                           3            142,221.44               0.14%
  21.001% - 22.000%                           1             71,987.26               0.07%
                            -------------------------------------------------------------
              Total                         939        $98,942,226.82             100.00%
                            =============================================================


                                            Minimum:                13.75%
                                            Maximum:                21.13%
                                   Weighted Average:                16.27%




Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Steams & Co. Inc.

                                                                  BEAR STEARNS




--------------------------------------------------------------------------------
                            COMPUTATIONAL MATERIAL
          AMERICAN RESIDENTIAL HOME EQUITY LOAN TRUST, SERIES 1998-1
--------------------------------------------------------------------------------

ADJUSTABLE RATE COLLATERAL

DISTRIBUTION BY COUPON RATE CHANGE

                                                                PERCENTAGE OF
    MONTH OF NEXT             NUMBER OF     AGGREGATE LOAN     AGGREGATE LOAN
COUPON RATE CANGE     HOME EQUITY LOANS            BALANCE            BALANCE

           Nov-99                     3         174,743.31              0.18%
           Dec-99                     1         323,857.41              0.33%
           Jan-00                     1          38,389.96              0.04%
           Feb-00                    24       3,160,307.09              3.19%
           Mar-00                   110      11,255,318.15             11.38%
           Apr-00                   659      69,341,444.93             70.08%
           May-00                   141      14,648,165.97             14.80%
                 ------------------------------------------------------------
            TOTAL                   939     $98,942,226.82            100.00%
                 ============================================================






Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Steams & Co. Inc.
                                                                  BEAR STEARNS






--------------------------------------------------------------------------------
                            COMPUTATIONAL MATERIAL
          AMERICAN RESIDENTIAL HOME EQUITY LOAN TRUST, SERIES 1998-1
--------------------------------------------------------------------------------

ADJUSTABLE RATE COLLATERAL

DISTRIBUTION BY ORIGINAL LOAN-TO-VALUE RATIO

                                                                 PERCENTAGE OF
           ORIGINAL             NUMBER OF     AGGREGATE LOAN    AGGREGATE LOAN
LOAN-TO-VALUE RATIO     HOME EQUITY LOANS            BALANCE           BALANCE

    10.01% - 15.00%                     2          51,952.05             0.05%
    15.01% - 20.00%                     1          21,480.40             0.02%
    20.01% - 25.00%                     1          30,000.00             0.03%
    25.01% - 30.00%                     1          50,000.00             0.05%
    30.01% - 35.00%                     6         311,155.22             0.31%
    35.01% - 40.00%                     7         384,831.53             0.39%
    40.01% - 45.00%                     4         235,839.80             0.24%
    45.01% - 50.00%                    13       1,252,691.18             1.27%
    50.01% - 55.00%                    22       1,773,845.60             1.79%
    55.01% - 60.00%                    41       3,415,903.79             3.45%
    60.01% - 65.00%                    72       6,089,305.33             6.15%
    65.01% - 70.00%                   129      12,123,255.02            12.25%
    70.01% - 75.00%                   167      17,569,133.97            17.76%
    75.01% - 80.00%                   311      36,654,822.60            37.05%
    80.01% - 85.00%                   130      15,016,307.49            15.18%
    85.01% - 90.00%                    32       3,961,702.84             4.00%
                   -----------------------------------------------------------
              TOTAL                   939     $98,942,226.82           100.00%
                   ===========================================================

                                 Minimum:       13.33%
                                 Maximum:       90.00%
                        Weighted Average:       75.37%



DISTRIBUTION BY LOAN CREDIT RATING

                                                                PERCENTAGE OF
         LOAN               NUMBER OF      AGGREGATE LOAN       AGGREGATE LOAN
CREDIT RATING       HOME EQUITY LOANS             BALANCE              BALANCE

           A+                     378       45,081,083.31               45.56%
           A-                     218       24,103,137.20               24.36%
            B                     172       17,686,688.33               17.88%
            C                      98        7,377,421.35                7.46%
           C-                      56        3,515,541.12                3.55%
            D                      17        1,178,355.51                1.19%
             -----------------------------------------------------------------
        TOTAL                     939      $98,942,226.82              100.00%
             =================================================================






Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Steams & Co. Inc.
                                                                  BEAR STEARNS






--------------------------------------------------------------------------------
                            COMPUTATIONAL MATERIAL
          AMERICAN RESIDENTIAL HOME EQUITY LOAN TRUST, SERIES 1998-1
--------------------------------------------------------------------------------

ADJUSTABLE RATE COLLATERAL

DISTRIBUTION BY

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Steams & Co. Inc.
                                                                  BEAR STEARNS






--------------------------------------------------------------------------------
                            COMPUTATIONAL MATERIAL
          AMERICAN RESIDENTIAL HOME EQUITY LOAN TRUST, SERIES 1998-1
--------------------------------------------------------------------------------

ADJUSTABLE RATE COLLATERAL

DISTRIBUTION BY DOCUMENTATION

                                                                 PERCENTAGE OF
                 LOAN            NUMBER OF    AGGREGATE LOAN    AGGREGATE LOAN
        DOCUMENTATION    HOME EQUITY LOANS           BALANCE           BALANCE

     Full/Alternative                  676     69,189,495.59            69.93%
Limited Documentation                  244     27,208,599.44            27.50%
             No Ratio                   19      2,544,131.79             2.57%
                     ---------------------------------------------------------
                TOTAL                  939    $98,942,226.82           100.00%
                     =========================================================



DISTRIBUTION BY LOAN PURPOSE

                                                                 PERCENTAGE OF
                   LOAN           NUMBER OF    AGGREGATE LOAN   AGGREGATE LOAN
                PURPOSE   HOME EQUITY LOANS           BALANCE          BALANCE

Refinance/Consolidation                 473     49,660,588.54           50.19%
               Purchase                 315     32,156,436.36           32.50%
              Refinance                 150     16,865,404.41           17.05%
           Construction                   1        259,797.51            0.26%
                       -------------------------------------------------------
                  TOTAL                 939    $98,942,226.82          100.00%
                       -------------------------------------------------------



DISTRIBUTION BY OCCUPANCY STATUS

                                                                 PERCENTAGE OF
     OCCUPANCY              NUMBER OF      AGGREGATE LOAN       AGGREGATE LOAN
        STATUS      HOME EQUITY LOANS             BALANCE              BALANCE

Owner Occupied                    850       92,153,090.82               93.14%
Investor Owned                     82        5,861,430.92                5.92%
   Second Home                      7          927,705.08                0.94%
              ----------------------------------------------------------------
         TOTAL                    939      $98,942,226.82             100.012%
              ================================================================




Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Steams & Co. Inc.
                                                                  BEAR STEARNS





--------------------------------------------------------------------------------
                            COMPUTATIONAL MATERIAL
          AMERICAN RESIDENTIAL HOME EQUITY LOAN TRUST, SERIES 1998-1
--------------------------------------------------------------------------------

ADJUSTABLE RATE COLLATERAL

DISTRIBUTION BY TYPES OF MORTGAGED PROPERTIES

                                                                  PERCENTAGE OF
                    PROPERTY          NUMBER OF  AGGREGATE LOAN  AGGREGATE LOAN
                       TYPES  HOME EQUITY LOANS         BALANCE         BALANCE

      Single Family Detached                773   78,378,395.83          79.22%
    Planned Unit Development                 79   12,743,599.38          12.88%
Two-to-Four Family Residence                 42    4,111,998.61           4.16%
                 Condominium                 33    3,045,970.20           3.08%
        Manufactured Housing                 12      662,262.80           0.67%
                            ---------------------------------------------------
                       TOTAL                939  $98,942,226.82         100.00%
                            ===================================================






Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Steams & Co. Inc.
                                                                  BEAR STEARNS





--------------------------------------------------------------------------------
                            COMPUTATIONAL MATERIAL
          AMERICAN RESIDENTIAL HOME EQUITY LOAN TRUST, SERIES 1998-1
--------------------------------------------------------------------------------

ADJUSTABLE RATE COLLATERAL

DISTRIBUTION BY GEOGRAPHIC LOCATION

                                                                 PERCENTAGE OF
                                 NUMBER OF      OUTSTANDING        OUTSTANDING
 GEOGRAPHIC LOCATION     HOME EQUITY LOANS          BALANCE            BALANCE

              Alaska                     1        81,371.76              0.08%
             Arizona                    29     3,667,169.65              3.71%
          California                   134    25,101,183.02             25.37%
            Colorado                    33     3,635,580.58              3.67%
          Conneticut                     8     1,490,101.39              1.51%
District of Columbia                     2       206,522.11              0.21%
             Florida                    51     4,807,610.32              4.86%
             Georgia                    12       869,460.53              0.88%
              Hawaii                     4       847,928.50              0.86%
               Idaho                    35     2,986,921.71              3.02%
            Illinois                    17     1,511,942.05              1.53%
             Indiana                    29     2,114,302.63              2.14%
                Iowa                     8       402,421.98              0.41%
              Kansas                     5       404,486.90              0.41%
            Kentucky                    11       702,264.73              0.71%
           Louisiana                    38     3,590,886.82              3.63%
            Maryland                     2        86,847.44              0.09%
       Massachusetts                     6       627,469.99              0.63%
            Michigan                    72     6,241,470.47              6.31%
           Minnesota                    12     1,130,978.99              1.14%
         Mississippi                     8       607,794.77              0.61%
            Missouri                    46     3,071,580.36              3.10%
             Montana                    11     1,232,560.51              1.25%
            Nebraska                     2       339,397.16              0.34%
              Nevada                    10     1,583,060.88              1.60%
       New Hampshire                     2       176,224.38              0.18%
          New Jersey                     2       266,223.88              0.27%
          New Mexico                    17     1,784,004.28              1.80%
            New York                     4       614,268.24              0.62%
      North Carolina                    39     3,181,772.59              3.22%
                Ohio                    51     3,633,425.62              3.67%
            Oklahoma                    12       690,602.67              0.70%
              Oregon                    17     2,079,716.13              2.10%
        Pennsylvania                    32     1,827,200.84              1.85%
        Rhode Island                     1        91,945.68              0.09%
      South Carolina                     3       198,735.12              0.20%
           Tennessee                    17     1,511,669.09              1.53%
               Texas                    34     3,581,864.85              3.62%
                Utah                    42     4,618,662.29              4.67%
            Virginia                     3       178,586.16              0.18%
          Washington                    33     3,999,667.10              4.04%
           Wisconsin                    44     3,166,342.65              3.20%
                    ----------------------------------------------------------
               TOTAL                   939   $98,942,226.82            100.00%
                    ==========================================================





Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Steams & Co. Inc.
                                                                  BEAR STEARNS





--------------------------------------------------------------------------------
                            COMPUTATIONAL MATERIAL
          AMERICAN RESIDENTIAL HOME EQUITY LOAN TRUST, SERIES 1998-1
--------------------------------------------------------------------------------

ADJUSTABLE RATE COLLATERAL

DISTRIBUTION BY CURRENT DELINQUENCY STATUS

                                                                 PERCENTAGE OF
                             NUMBER OF          OUTSTANDING        OUTSTANDING
DAYS DELINQUENT      HOME EQUITY LOANS              BALANCE            BALANCE

   0 to 30 days                    939        98,942,226.82            100.00%
  31 to 60 days                      0                 0.00              0.00%
               ---------------------------------------------------------------
          TOTAL                    939       $98,942,226.82            100.00%
               ===============================================================






Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Steams & Co. Inc.
                                                                  BEAR STEARNS





--------------------------------------------------------------------------------
                            COMPUTATIONAL MATERIAL
          AMERICAN RESIDENTIAL HOME EQUITY LOAN TRUST, SERIES 1998-1
--------------------------------------------------------------------------------
ADJUSTABLE RATE COLLATERAL

DISTRIBUTION BY PREPAYMENT PENALTY STATUS

                                                                 PERCENTAGE OF
PREPAYMENT PENALTY              NUMBER OF        OUTSTANDING       OUTSTANDING
            STATUS      HOME EQUITY LOANS            BALANCE           BALANCE

Prepayment Penalty                    716      76,882,893.49            77.70%
        No Penalty                    223      22,059,333.33            22.30%
                  ------------------------------------------------------------
             TOTAL                    939     $98,942,226.82           100.00%
                  ============================================================



DISTRIBUTION BY PREPAYMENT PENALTY HORIZON

                                                                 PERCENTAGE OF
PREPAYMENT PENALTY              NUMBER OF        OUTSTANDING       OUTSTANDING
  HORIZON (MONTHS)      HOME EQUITY LOANS            BALANCE           BALANCE

              0.00                    223      22,059,333.33            22.30%
              6.00                      2         127,608.72             0.13%
             12.00                      7       1,045,884.43             1.06%
             18.00                      1          38,389.96             0.04%
             24.00                    390      46,059,785.82            46.55%
             36.00                    123      14,465,403.82            14.62%
             60.00                    193      15,145,820.74            15.31%
                  ------------------------------------------------------------
             TOTAL                    939     $98,942,226.82           100.00%
                  ============================================================






Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Steams & Co. Inc.
                                                                  BEAR STEARNS





--------------------------------------------------------------------------------
                            COMPUTATIONAL MATERIAL
          AMERICAN RESIDENTIAL HOME EQUITY LOAN TRUST, SERIES 1998-1
--------------------------------------------------------------------------------

                              AVAILABLE FUNDS CAP

N      DATE        CAP      N      DATE       CAP      N     DATE        CAP
-      ----        ---      -      ----       ---      -     ----        ---
0      6/15/98     0.00%    51     9/15/02    11.42%   102   12/15/06    11.42%
1      7/15/98     8.81%    52    10/15/02    11.42%   103    1/15/07    11.42%
2      8/15/98     8.81%    53    11/15/02    11.42%   104    2/15/07    11.42%
3      9/15/98     8.81%    54    12/15/02    11.42%   105    3/15/07    11.42%
4     10/15/98     8.81%    55     1/15/03    11.42%   106    4/15/07    11.42%
5     11/15/98     8.81%    56     2/15/03    11.42%   107    5/15/07    11.42%
6     12/15/98     8.81%    57     3/15/03    11.42%   108    6/15/07    11.42%
7      1/15/99     8.81%    58     4/15/03    11.42%   109    7/15/07    11.42%
8      2/15/99     8.81%    59     5/15/03    11.42%   110    8/15/07    11.42%
9      3/15/99     8.81%    60     6/15/03    11.42%   ill    9/15/07    11.42%
10     4/15/99     8.81%    61     7/15/03    11.42%   112   10/15/07    11.42%
11     5/15/99     8.81%    62     8/15/03    11.42%   113   11/15/07    11.42%
12     6/15/99     8.81%    63     9/15/03    11.42%   114   12/15/07    11.42%
13     7/15/99     8.81%    64    10/15/03    11.42%   115    1/15/08    11.42%
14     8/15/99     8.81%    65    11/15/03    11.42%   116    2/15/08    11.42%
15     9/15/99     8.81%    66    12/15/03    11.42%   117    3/15/08    11.42%
16    10/15/99     8.81%    67     1/15/04    11.42%   118    4/15/08    11.42%
17    11/15/99     8.81%    68     2/15/04    11.42%   119    5/15/08    11.42%
18    12/15/99     8.81%    69     3/15/04    11.42%   120    6/15/08    11.42%
19     1/15/00     8.81%    70     4/15/04    11.42%   121    7/15/08    11.42%
20     2/15/00     8.81%    71     5/15/04    11.42%   122    8/15/08    11.42%
21     3/15/00     8.81%    72     6/15/04    11.42%   123    9/15/08    11.42%
22     4/15/00     8.81%    73     7/15/04    11.42%   124   10/15/08    11.42%
23     5/15/00    10.41%    74     8/15/04    11.42%   125   11/15/08    11.42%
24     6/15/00    10.41%    75     9/15/04    11.42%   126   12/15/08    11.42%
25     7/15/00    10.41%    76    10/15/04    11.42%   127    1/15/09    11.42%
26     8/15/00    10.41%    77    11/15/04    11.42%   128    2/15/09    11.42%
27     9/15/00    10.41%    78    12/15/04    11.42%   129    3/15/09    11.42%
28    10/15/00    10.41%    79     1/15/05    11.42%   130    4/15/09    11.42%
29    11/15/00    11.42%    80     2/15/05    11.42%   131    5/15/09    11.42%
30    12/15/00    11.42%    81     3/15/05    11.42%   132    6/15/09    11.42%
31     1/15/01    11.42%    82     4/15/05    11.42%   133    7/15/09    11.42%
32     2/15/01    11.42%    83     5/15/05    11.42%   134    8/15/09    11.42%
33     3/15/01    11.42%    84     6/15/05    11.42%   135    9/15/09    11.42%
34     4/15/01    11.42%    85     7/15/05    11.42%   136   10/15/09    11.42%
35     5/15/01    11.42%    86     8/15/05    11.42%   137   11/15/09    11.42%
36     6/15/01    11.42%    87     9/15/05    11.42%   138   12/15/09    11.42%
37     7/15/01    11.42%    88    10/15/05    11.42%   139    1/15/10    11.42%
38     8/15/01    11.42%    89    11/15/05    11.42%   140    2/15/10    11.42%
39     9/15/01    11.42%    90    12/15/05    11.42%   141    3/15/10    11.42%
40    10/15/01    11.42%    91     1/15/06    11.42%   142    4/15/10    11.42%
41    11/15/01    11.42%    92     2/15/06    11.42%   143    5/15/10    11.42%
42    12/15/01    11.42%    93     3/15/06    11.42%   144    6/15/10    11.42%
43     1/15/02    11.42%    94     4/15/06    11.42%   145    7/15/10    11.42%
44     2/15/02    11.42%    95     5/15/06    11.42%   146    8/15/10    11.42%
45     3/15/02    11.42%    96     6/15/06    11.42%   147    9/15/10    11.42%
46     4/15/02    11.42%    97     7/15/06    11.42%   148   10/15/10    11.42%
47     5/15/02    11.42%    98     8/15/06    11.42%   149   11/15/10    11.42%
48     6/15/02    11.42%    99     9/15/06    11.42%   150   12/15/10    11.42%
49     7/15/02    11.42%    100   10/15/06    11.42%   151    1/15/11    11.42%
50     8/15/02    11.42%    101   11/15/06    11.42%   152    2/15/11    11.42%



--------------------------------------------------------------------------------
                            COMPUTATIONAL MATERIAL
          AMERICAN RESIDENTIAL HOME EQUITY LOAN TRUST, SERIES 1998-1
--------------------------------------------------------------------------------

                              AVAILABLE FUNDS CAP

N      DATE        CAP      N      DATE       CAP      N     DATE        CAP
-      ----        ---      -      ----       ---      -     ----        ---

153    3/15/11    11.42%    204    6/15/15    11.42%   255    9/15/19    11.42%
154    4/15/11    11.42%    205    7/15/15    11.42%   256   10/15/19    11.42%
155    5/15/11    11.42%    206    8/15/15    11.42%   257   11/15/19    11.42%
156    6/15/11    11.42%    207    9/15/15    11.42%   258   12/15/19    11.42%
157    7/15/11    11.42%    208   10/15/15    11.42%   259    1/15/20    11.42%
158    8/15/11    11.42%    209   11/15/15    11.42%   260    2/15/20    11.42%
159    9/15/11    11.42%    210   12/15/15    11.42%   261    3/15/20    11.42%
160   10/15/11    11.42%    211    1/15/16    11.42%   262    4/15/20    11.42%
161   11/15/11    11.42%    212    2/15/16    11.42%   263    5/15/20    11.42%
162   12/15/11    11.42%    213    3/15/16    11.42%   264    6/15/20    11.42%
163    1/15/12    11.42%    214    4/15/16    11.42%   265    7/15/20    11.42%
164    2/15/12    11.42%    215    5/15/16    11.42%   266    8/15/20    11.42%
165    3/15/12    11.42%    216    6/15/16    11.42%   267    9/15/20    11.42%
166    4/15/12    11.42%    217    7/15/16    11.42%   268   10/15/20    11.42%
167    5/15/12    11.42%    218    8/15/16    11.42%   269   11/15/20    11.42%
168    6/15/12    11.42%    219    9/15/16    11.42%   270   12/15/20    11.42%
169    7/15/12    11.42%    220   10/15/16    11.42%   271    1/15/21    11.42%
170    8/15/12    11.42%    221   11/15/16    11.42%   272    2/15/21    11.42%
171    9/15/12    11.42%    222   12/15/16    11.42%   273    3/15/21    11.42%
172   10/15/12    11.42%    223    1/15/17    11.42%   274    4/15/21    11.42%
173   11/15/12    11.42%    224    2/15/17    11.42%   275    5/15/21    11.42%
174   12/15/12    11.42%    225    3/15/17    11.42%   276    6/15/21    11.42%
175    1/15/13    11.42%    226    4/15/17    11.42%   277    7/15/21    11.42%
176    2/15/13    11.42%    227    5/15/17    11.42%   278    8/15/21    11.42%
177    3/15/13    11.42%    228    6/15/17    11.42%   279    9/15/21    11.42%
178    4/15/13    11.42%    229    7/15/17    11.42%   280   10/15/21    11.42%
179    5/15/13    11.42%    230    8/15/17    11.42%   281   11/15/21    11.42%
180    6/15/13    11.42%    231    9/15/17    11.42%   282   12/15/21    11.42%
181    7/15/13    11.42%    232   10/15/17    11.42%   283    1/15/22    11.42%
182    8/15/13    11.42%    233   11/15/17    11.42%   284    2/15/22    11.42%
183    9/15/13    11.42%    234   12/15/17    11.42%   285    3/15/22    11.42%
184   10/15/13    11.42%    235    1/15/18    11.42%   286    4/15/22    11.42%
185   11/15/13    11.42%    236    2/15/18    11.42%   287    5/15/22    11.42%
186   12/15/13    11.42%    237    3/15/18    11.42%   288    6/15/22    11.42%
187    1/15/14    11.42%    238    4/15/18    11.42%   289    7/15/22    11.42%
188    2/15/14    11.42%    239    5/15/18    11.42%   290    8/15/22    11.42%
189    3/15/14    11.42%    240    6/15/18    11.42%   291    9/15/22    11.42%
190    4/15/14    11.42%    241    7/15/18    11.42%   292   10/15/22    11.42%
191    5/15/14    11.42%    242    8/15/18    11.42%   293   11/15/22    11.42%
192    6/15/14    11.42%    243    9/15/18    11.42%   294   12/15/22    11.42%
193    7/15/14    11.42%    244   10/15/18    11.42%   295    1/15/23    11.42%
194    8/15/14    11.42%    245   11/15/18    11.42%   296    2/15/23    11.42%
195    9/15/14    11.42%    246   12/15/18    11.42%   297    3/15/23    11.42%
196   10/15/14    11.42%    247    1/15/19    11.42%   298    4/15/23    11.42%
197   11/15/14    11.42%    248    2/15/19    11.42%   299    5/15/23    11.42%
198   12/15/14    11.42%    249    3/15/19    11.42%   300    6/15/23    11.42%
199    1/15/15    11.42%    250    4/15/19    11.42%   301    7/15/23    11.42%
200    2/15/15    11.42%    251    5/15/19    11.42%   302    8/15/23    11.42%
201    3/15/15    11.42%    252    6/15/19    11.42%   303    9/15/23    11.42%
202    4/15/15    11.42%    253    7/15/19    11.42%   304   10/15/23    11.42%
203    5/15/15    11.42%    254    8/15/19    11.42%   305   11/15/23    11.42%


--------------------------------------------------------------------------------
                            COMPUTATIONAL MATERIAL
          AMERICAN RESIDENTIAL HOME EQUITY LOAN TRUST, SERIES 1998-1
--------------------------------------------------------------------------------

                              AVAILABLE FUNDS CAP

N      DATE        CAP      N      DATE       CAP      N     DATE        CAP
-      ----        ---      -      ----       ---      -     ----        ---

306   12/15/23    11.42%
307    1/15/24    11.42%
308    2/15/24    11.42%
309    3/15/24    11.42%
310    4/15/24    11.42%
311    5/15/24    11.42%
312    6/15/24    11.42%
313    7/15/24    11.42%
314    8/15/24    11.42%
315    9/15/24    11.42%
316   10/15/24    11.42%
317   11/15/24    11.42%
318   12/15/24    11.42%
319    1/15/25    11.42%
320    2/15/25    11.42%
321    3/15/25    11.42%
322    4/15/25    11.42%
323    5/15/25    11.42%
324    6/15/25    11.42%
325    7/15/25    11.42%
326    8/15/25    11.42%
327    9/15/25    11.42%
328   10/15/25    11.42%
329   11/15/25    11.42%
330   12/15/25    11.42%
331    1/15/26    11.42%
332    2/15/26    11.42%
333    3/15/26    11.42%
334    4/15/26    11.42%
335    5/15/26    11.42%
336    6/15/26    11.42%
337    7/15/26    11.42%
338    8/15/26    11.42%
339    9/15/26    11.42%
340   10/15/26    11.42%
341   11/15/26    11.42%
342   12/15/26    11.42%
343    1/15/27    11.42%
344    2/15/27    11.42%
345    3/15/27    11.42%
346    4/15/27    11.42%
347    5/15/27    11.42%
348    6/15/27    11.42%
349    7/15/27    11.42%
350    8/15/27    11.42%
351    9/15/27    11.42%
352   10/15/27    11.42%
353   11/15/27    11.42%
354   12/15/27    11.42%
355    1/15/28    11.42%
356    2/15/28    11.42%
357    3/15/28    11.42%
358    4/15/28    11.42%





Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the infon-nation contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Steams & Co. Inc.
                                                                  BEAR STEARNS